Exhibit 99.2

PRA Group Announces New $150 Million Share
Repurchase Program

NORFOLK, Va., July 29, 2021 - PRA Group, Inc. (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, today announced that its Board of Directors has authorized a new share repurchase program in which the Company can repurchase up to $150 million of outstanding shares of its common stock.

“We believe that our strong and conservative capital position not only puts us in a good competitive position, but also allows us to provide additional value to investors. We evaluated various capital allocation options and determined that a share repurchase program was the most effective way for us to return capital to investors at this time. We believe that we can manage this program together with our current portfolio investment pipeline and business plan while maintaining our targeted leverage and growth targets. Our capital position also gives us the flexibility to continue to explore other capital allocation possibilities in the future,” said Pete Graham, executive vice president and chief financial officer of PRA Group, Inc.

The share repurchase program has no stated expiration date and repurchases may be made through open market purchases or other available means at the Company’s discretion, subject to applicable regulatory requirements. Repurchases are subject to market conditions and other factors, and the share repurchase program remains subject to the discretion of the Company’s Board of Directors.

About PRA Group, Inc.
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas, Europe and Australia. With thousands of employees worldwide, PRA Group, Inc. companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com.

About Forward Looking Statements
Statements made herein that are not historical in nature, including PRA Group, Inc.’s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group, Inc.’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.’s filings with the Securities and Exchange Commission, including PRA

Group, Inc.’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.'s website and contain a detailed discussion of PRA Group, Inc.'s business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.